EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New CF&I, Inc. ("New CF&I"), and CF&I Steel, L.P. ("CF&I") on Form 10-Q for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. Ray Adams, Vice President of Finance, Chief Financial Officer and Treasurer of New CF&I and CF&I, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New CF&I and CF&I..



/s/ L. Ray Adams
--------------------------------
L. Ray Adams
Vice President - Finance,
Chief Financial Officer, and Treasurer

November 14, 2003